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                                 EXHIBIT 10.21
                              CAMBREX CORPORATION

                           ANNUAL REPORT ON FORM 10-K

                          REVISED SCHEDULE OF PARTIES

NAME                                                   TITLE                   DATE OF AGREEMENT
----                                                   -----                   -----------------
Peter E. Thauer......................  Senior Vice President, Law and              02/06/06
                                       Environment, General Counsel and
                                       Corporate Secretary

Steven M. Klosk......................  Executive Vice President and Chief          02/06/06
                                       Operating Officer, Biopharma Business
                                       Unit

Thomas N. Bird.......................  Vice President, Corporate Development       02/06/06
Luke M. Beshar.......................  Executive Vice President and Chief          02/06/06
                                       Financial Officer

Gary L. Mossman......................  Executive Vice President and Chief          02/06/06
                                       Operating Officer

Shawn P. Cavanagh....................  Senior Vice President and General           02/06/06
                                       Manager, Bioproducts Business Unit